PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Mar. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 4 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	March 31,	March 31,
	2023	2022

Land	$13,334,843	$8,502,738
Building	57,147,087	15,334,220
Computer and software	329,932	354,166
Leasehold improvement	27,036	29,282
Equipment and furniture	71,111	192,583
Total	70,910,009	24,412,989
Less: Accumulated depreciation	(1,341,458)	(1,172,519)
Property, plant and equipment, net	$69,568,551	$23,240,470

Depreciation expense was $1,361,211, $494,729 and $53,763 for the years ended March 31, 2023, 2022 and 2021 respectively, including the depreciation expenses related to assets held for sale was $306,934, $nil and $nil for the year ended March 31, 2023, 2022 and 2021 respectively.

In connection with the $5.5 million bank loan borrowed from the National Bank of Canada, the Company pledged its land and building under VEDU with net book value of approximately $4.3 million as the collateral to secure the loan. The property was disposed by the Company in June 2023 (see note 19) and was recognized as asset held for sale by the Company as at December 31, 2022 (see note 5). The properties are also used as a collateral for the Company’ controlling shareholder Ms. Fan Zhou’s personal loan of approximately $4.5 million, requested by the lender (Refer to Note 20).

In connection with the $11.2 million bank loan borrowed from the HSBC, the Company pledged its land and two office buildings under Animation Group and NeoCanaan Investment with net book value of approximately $16.3 million as the collateral to secure the loan. The property is also secured by a private mortgage of approximately $3.0 million (C$4.0 million) as the Company’s financing activity during the year ended March 31, 2023. The two office buildings were listed in the market from January 1, 2023 for any potential buyer, and they were transferred to asset held for sale at their carrying value from December 31, 2022 (see note 5).

In connection with the $44.3 million bank loan borrowed from the Bank of China (Canada), the Company pledged its land and two office buildings purchased by 13995291 Canada Inc. on September 23, 2022, with the net book value of approximately $69.8 million as the collateral to secure the loan. The property is also secured by a private mortgage of approximately $3.7 million (C$5.0 million) as the Company’s financing activity during the year ended March 31, 2023.

During the year ended March 31, 2022, Langton has transferred the ownership of three commercial properties to the Company as partial repayment on the outstanding balance due from Langton. The three units of commercial properties were transferred at their fair market value of $760,285 (C$950,000) in total.

There was an addition of $69,772,605 (C$94,427,670) and $19,238,192 (C$24,038,725) and $nil (C$nil ) on property, plant and equipment during the years ended March 31, 2023, 2022 and 2021 respectively, and approximately $1,783,037 depreciation and $30,448 appreciation and $1,702 appreciation on total original cost and accumulated depreciation respectively are due to depreciation of Canadian dollar relative to US dollars during the years ended March 31, 2023, 2022 and 2021. During the year ended March 31, 2023, land, building and equipment and furniture with net book value of $20,335,836 (C$27,521,771) was reclassified as assets held for sale (see note 5).

 No impairment was recorded for the years ended March 31, 2023, 2022 and 2021.